UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 1, 2021
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001561167

Sequoia Mortgage Trust 2012-6

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001176320

Sequoia Residential Funding, Inc.

(exact name of the depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001530239

RWT Holdings, Inc.

(Exact names of sponsor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-179292-05 (Commission File Number of the issuing entity)	38-3891365 38-3891366 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5693

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement.

Background

On March 23, 2021, Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and Wells Fargo Delaware Trust Company, N.A. (“WFDTC”, and collectively with Wells Fargo Bank, “Wells Fargo”) entered into a definitive agreement with Computershare Trust Company, National Association (“CTCNA”), Computershare Delaware Trust Company (“CDTC”, and collectively with CTCNA, “Computershare”) and Computershare Limited (“CPU Ltd”) to sell substantially all of their Corporate Trust Services (“CTS”) business. Effective as of November 1, 2021 (the “Closing Date”), the sale closed, and virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices, transferred to Computershare. On the Closing Date, for some of the transactions in Wells Fargo’s CTS business, Wells Fargo transferred its roles and the duties, rights, and liabilities with such roles under the relevant transaction agreements (the “Roles”) to CTCNA or CDTC.  For other transactions in Wells Fargo’s CTS business, Wells Fargo intends to transfer its Roles in stages after the Closing Date.  The specific date of transfer of Roles for any such transaction in Wells Fargo’s CTS business is not known at this time.

On March 23, 2021, Wells Fargo Bank, WFDTC, CTCNA, CDTC, and CPU Ltd entered into a Servicing Agreement, which was amended and restated as of October 31, 2021 (as amended, the “Servicing Agreement”).  For those transactions in Wells Fargo’s CTS business where one or more of its Roles did not transfer to CTCNA or CDTC on the Closing Date (the “Non-Transferred Role(s) Transactions”), CTCNA or CDTC will perform all or virtually all of such Roles on behalf of Wells Fargo as its agent pursuant to the Servicing Agreement.  Any duties and responsibilities not performed by CTCNA or CDTC as agent pursuant to the Servicing Agreement will continue to be performed by Wells Fargo Bank.  The Servicing Agreement became effective on the Closing Date for Non-Transferred Role(s) Transactions.  Certain terms of the Servicing Agreement are summarized under Item 6.02.

Sequoia Mortgage Trust 2012-6

The Sequoia Mortgage Trust 2012-6 is currently a Non-Transferred Role(s) Transaction.  As of the Closing Date and pursuant to the Servicing Agreement, CTCNA will perform all or virtually all of Wells Fargo Bank’s roles as master servicer and custodian  under the pooling and servicing agreement governing the Sequoia Mortgage Trust 2012-6 (the “SEMT 2012-6 PSA”) as agent for Wells Fargo Bank, provided that pursuant to the SEMT 2012-6 PSA, the appointment of CTCNA as agent to Wells Fargo Bank does not relieve Wells Fargo Bank of responsibility for its duties and obligations under the SEMT 2012-6 PSA.  Any duties and responsibilities not performed by CTCNA as agent pursuant to the Servicing Agreement will continue to be performed by Wells Fargo Bank.  The Servicing Agreement became effective on the Closing Date for the Sequoia Mortgage Trust 2012-6 and is attached hereto as Exhibit 99.1.

Item 6.02  Change of Servicer or Trustee.

Background

See the “Background” section in Item 1.01.

Sequoia Mortgage Trust 2012-6

See the “Sequoia Mortgage Trust 2012-6” section in Item 1.01.

Reg AB Disclosure for Computershare Trust Company, National Association

Reg AB Item 1108 Disclosure

As of November 1, 2021, CTCNA is acting as agent for the master servicer and custodian under the SEMT 2012-6 PSA.  CTCNA is a national banking association and a wholly-owned subsidiary of CPU Ltd, an Australian financial services company with approximately $5.251 billion (USD) in assets as of June 30, 2021.  CPU Ltd and its affiliates have been engaging in financial service activities, including stock transfer related services, since 1997, and corporate trust related services since 2000.  CTCNA provides corporate trust, custody, securities transfer, cash management, investment management and other financial and fiduciary services, and has been engaged in providing financial services, including corporate trust services, since 2000.  The transaction parties may maintain commercial relationships with CTCNA and its affiliates.  CTCNA maintains corporate trust offices at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations), and its office for correspondence related to certificate transfer services is located at 600 South 4th Street, 7th Floor, Minneapolis, Minnesota 55415.

For the Sequoia Mortgage Trust 2012-6 and any other transaction where Wells Fargo Bank’s roles did not transfer to CTCNA or CDTC on November 1, 2021, CTCNA or CDTC performs all or virtually all of Wells Fargo Bank’s obligations as its agent as of such date pursuant to the Servicing Agreement. Certain terms of the Servicing Agreement are summarized below.

As of November 1, 2021, CTCNA is acting as agent for the master servicer pursuant to the SEMT 2012-6 PSA.  The master servicer is responsible for the aggregation of monthly servicer reports and remittances and for monitoring the servicer(s) under the terms of the SEMT 2012-6 PSA.  In particular, the master servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports, and reconciles any discrepancies with the servicer(s). The master servicer may also review the servicing of defaulted loans for compliance with the terms of the SEMT 2012-6 PSA. In addition, upon the occurrence of certain servicer events of default under the terms of the SEMT 2012-6 PSA, the master servicer may be required to enforce certain remedies on behalf of the Sequoia Mortgage Trust 2012-6 against such defaulting servicer.  With its acquisition of the CTS business from Wells Fargo Bank on November 1, 2021, CTCNA acquired a business that has been engaged in the business of master servicing since June 30, 1995. As of November 1, 2021, when it acquired the CTS business from Wells Fargo Bank, CTCNA was acting as agent for the master servicer on approximately 1,800 residential mortgage-backed securities transactions with an aggregate outstanding principal balance of approximately $200 billion (USD).

Any accounts that the master servicer is required to establish and maintain pursuant to the SEMT 2012-6 PSA are currently maintained at Wells Fargo Bank. Any change in location of such accounts by CTCNA will be done so in accordance with the terms of the SEMT 2012-6 PSA, including any applicable eligibility criteria set forth in the SEMT 2012-6 PSA.

CTCNA, through the CTS business acquired from Wells Fargo Bank, serves or may have served within the past two years as warehouse master servicer or the agent of the warehouse master servicer for various mortgage loans owned by the mortgage loan seller(s) or an affiliate of the mortgage loan seller(s).  The terms of the warehouse master servicing agreement under which any such services are provided by CTCNA are customary for the mortgage-backed securitization industry.

As of November 1, 2021, CTCNA is acting as agent for the custodian of the mortgage loan files under the SEMT 2012-6 PSA.  In that capacity, CTCNA is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the trustee and the certificateholders.  CTCNA maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management.  Files are segregated by transaction or investor.  With its acquisition of the CTS business from Wells Fargo Bank on November 1, 2021, CTCNA acquired a business that has been engaged in the mortgage document custody business for more than 25 years.  As of November 1, 2021, when it acquired the CTS business from Wells Fargo Bank, CTCNA was acting primarily as agent for the custodian, but in some cases as custodian, for approximately 10 million residential mortgage loan files.

CTCNA, through the CTS business acquired from Wells Fargo Bank, serves or may have served within the past two years as loan file custodian or the agent of the loan file custodian for various mortgage loans owned by the mortgage loan seller(s) or an affiliate of the mortgage loan seller(s).  The terms of any custodial agreement under which those services are provided are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review, and safekeeping of mortgage loan files.

The assessment of compliance with applicable servicing criteria as of and for the twelve months ended December 31, 2020 (the “Period”), furnished pursuant to Item 1122 of Regulation AB by the CTS division of Wells Fargo Bank for its RMBS master servicing platform (the “2020 Wells Fargo CTS RMBS Master Servicing Assessment”), disclosed that a material instance of noncompliance occurred with respect to the servicing criterion set forth in Item 1122(d)(2)(v) of Regulation AB.  The material instance of noncompliance disclosed in the 2020 Wells Fargo RMBS Master Servicing Assessment occurred prior to the sale by Wells Fargo Bank of the CTS business to Computershare.

Specifically, as set forth in the 2020 Wells Fargo CTS RMBS Master Servicing Assessment, custodial accounts for certain transactions in Wells Fargo Bank CTS’ RMBS master servicing platform were not “maintained at a federally insured depository institution as set forth in the transaction agreements” as required by Item 1122(d)(2)(v), because they did not satisfy account eligibility requirements.  The 2020 Wells Fargo CTS RMBS Master Servicing Assessment further states that such custodial accounts did not satisfy account eligibility requirements because (i) Wells Fargo Bank’s, or its holding company’s, as applicable, long-term and/or short-term issuer ratings during the Period were lower than the related ratings thresholds required by the transaction agreements for such transactions, and (ii) there was no alternative means during the Period to satisfy account eligibility requirements for such transactions.

The 2020 Wells Fargo CTS RMBS Master Servicing Assessment states that Wells Fargo Bank is currently pursuing corrective action to remediate account eligibility noncompliance for any affected transactions in the RMBS master servicing platform.  The discussion of the material instance of noncompliance in the 2020 Wells Fargo CTS RMBS Master Servicing Assessment further states that Wells Fargo Bank believes that such technical noncompliance does not have a material impact on either (i) the ability of CTS to master service the transactions in accordance with the transaction agreements or (ii) the securities issued in connection with the related transactions or the investors holding such securities.

For one RMBS transaction, Wells Fargo Bank through its CTS business disclosed transaction-level noncompliance on its 2020 Annual Statement of Compliance furnished pursuant to Item 1123 of Regulation AB related to its RMBS master servicing function (the “Subject 2020 Wells Fargo CTS RMBS Master Servicing Annual Statement of Compliance”).  The Subject 2020 Wells Fargo CTS RMBS Master Servicing Annual Statement of Compliance states that such noncompliance resulted from an administrative error processing the servicer data file for one distribution period and was remedied on the next distribution date.  The Subject 2020 Wells Fargo CTS RMBS Master Servicing Annual Statement of Compliance further states that the CTS division of Wells Fargo Bank has incorporated additional procedures in an effort to prevent further similar errors.  The transaction-level noncompliance disclosed on the Subject 2020 Wells Fargo CTS RMBS Master Servicing Annual Statement of Compliance occurred prior to the sale by Wells Fargo Bank of the CTS business to Computershare.

The assessments of compliance with applicable servicing criteria as of and for the twelve months ended December 31, 2020 (the “Period”), furnished pursuant to Item 1122 of Regulation AB by the CTS division of Wells Fargo Bank for its RMBS master servicing platform and its RMBS bond administration platform (the “2020 Wells Fargo CTS RMBS Assessments”), both disclose that a material instance of noncompliance occurred with respect to the servicing criterion set forth in Item 1122(d)(2)(v) of Regulation AB.  Each of the material instances of noncompliance disclosed in the 2020 Wells Fargo CTS RMBS Assessments occurred prior to the sale by Wells Fargo Bank of the CTS business to Computershare.

Specifically, as set forth in each of the 2020 Wells Fargo CTS RMBS Assessments, custodial accounts for certain transactions in Wells Fargo Bank CTS’ RMBS master servicing platform and/or RMBS bond administration platform were not “maintained at a federally insured depository institution as set forth in the transaction agreements” as required by Item 1122(d)(2)(v), because they did not satisfy account eligibility requirements.  Each of the 2020 Wells Fargo CTS RMBS Assessments further state that such custodial accounts did not satisfy account eligibility requirements because (i) Wells Fargo Bank’s, or its holding company’s, as applicable, long-term and/or short-term issuer ratings during the Period were lower than the related ratings thresholds required by the transaction agreements for such transactions, and (ii) there was no alternative means during the Period to satisfy account eligibility requirements for such transactions.

The 2020 Wells Fargo CTS RMBS Assessments each state that Wells Fargo Bank is currently pursuing corrective action to remediate account eligibility noncompliance for any affected transactions in either the RMBS master servicing platform and/or the RMBS bond administration platform.  The discussions of the material instance of noncompliance in the 2020 Wells Fargo CTS RMBS Assessments each state that Wells Fargo Bank believes that such technical noncompliance does not have a material impact on either (i) the ability of CTS to administer or master service the transactions, as applicable, in accordance with the transaction agreements, or (ii) the securities issued in connection with the related transactions or the investors holding such securities.

For one RMBS transaction, Wells Fargo Bank, through its CTS business, disclosed transaction-level noncompliance on its 2020 Annual Statement of Compliance furnished pursuant to Item 1123 of Regulation AB related to its RMBS master servicing function (the “Subject 2020 Wells Fargo CTS RMBS Master Servicing Annual Statement of Compliance”).  The Subject 2020 Wells Fargo CTS RMBS Master Servicing Annual Statement of Compliance states that such noncompliance resulted from an administrative error processing the servicer data file for one distribution period and was remedied on the next distribution date.  The Subject 2020 Wells Fargo CTS RMBS Master Servicing Annual Statement of Compliance further states that the CTS division of Wells Fargo Bank has incorporated additional procedures in an effort to prevent further similar errors.  The transaction-level noncompliance disclosed on the Subject 2020 Wells Fargo CTS RMBS Master Servicing Annual Statement of Compliance occurred prior to the sale by Wells Fargo Bank of the CTS business to Computershare.

Summary of the Servicing Agreement per Item 1108(c)(1) of Reg AB

The summary below is not intended to summarize all the terms of the Servicing Agreement.  Interested parties should review the entire Servicing Agreement.

In this summary of the Servicing Agreement, the “Applicable Computershare Entity” means CTCNA or CDTC, as applicable, and the “Applicable Wells Fargo Entity” means Wells Fargo Bank or WFDTC, as applicable.  Such terms are not used in the Servicing Agreement.

Effectiveness.  The Servicing Agreement was effective as of the Closing Date,  November 1, 2021.

Certain Defined Terms in the Servicing Agreement.  Under section 2.1 of the Servicing Agreement,

(a) “Appointment” generally refers to the appointment of the Applicable Wells Fargo Entity to act in a Corporate Trust Capacity under any of the Corporate Trust Contracts of the corporate trust business,

(b) “Corporate Trust Contracts” generally refer to the corporate trust contracts for the Appointments,

(c) “Corporate Trust Capacity” generally refers to the Applicable Wells Fargo Entity’s roles under a Corporate Trust Contract,

(d) “Excluded Appointments” and “Restricted Appointments,” and together, “Serviced Appointments,” generally describe those Appointments for which the Applicable Wells Fargo Entity has not transferred all of its roles, and the rights, interests, obligations and duties associated with such roles, to the Applicable Computershare Entity, and the Applicable Computershare Entity is performing the duties related to the Applicable Wells Fargo Entity’s Corporate Trust Capacities in such Appointments as its agent pursuant to the Servicing Agreement,

(e) “Serviced Duties” generally refers to the duties and obligations of the Applicable Wells Fargo Entity in certain Corporate Trust Capacities under the Serviced Appointments that are performed by the Applicable Computershare Entity pursuant to the Servicing Agreement,

(f) a “Serviced Corporate Trust Contract” is generally a Corporate Trust Contract for which the Applicable Computershare Entity is performing the Serviced Duties related to the Applicable Wells Fargo Entity’s Corporate Trust Capacities pursuant to the Servicing Agreement, and

(g) “Retained Duties” generally refers to the duties of the Applicable Wells Fargo Entity in certain Corporate Trust Capacities under a Corporate Trust Contract that are not performed by the Applicable Computershare Entity as part of its Serviced Duties.

See section 2.1 of the Servicing Agreement for the full definitions of the terms described above and all the other defined terms used in the Servicing Agreement.

General Duties of the Applicable Computershare Entity.  The Servicing Agreement obligates the Applicable Computershare Entity to, to the fullest extent permitted by applicable law and the applicable Corporate Trust Contract, supervise, manage, administer, and otherwise discharge Wells Fargo Bank’s Serviced Duties under a Serviced Corporate Trust Contract.  Under the Servicing Agreement, the Applicable Wells Fargo Entities agreed to deliver necessary legal powers of attorney and to take other actions necessary to enable the Applicable Computershare Entity to perform the Applicable Wells Fargo Entity’s Serviced Duties and exercise its rights under the Serviced Corporate Trust Contract.  The Applicable Computershare Entity is authorized to take “Specified Actions” which generally means any action (including any determination to take no action) with respect to a Serviced Appointment, requiring or permitting the exercise of judgment in connection with decisions between or among alternative courses of action. As a general matter, any such action or inaction may be taken by the Applicable Computershare Entity only if the Applicable Wells Fargo Entity would be authorized to take (or omit to take) such action under the applicable Serviced Corporate Trust Contract.

See section 3 of the Servicing Agreement for more detail.

Duties Retained by the Applicable Wells Fargo Entity.  Under the Servicing Agreement, the Applicable Computershare Entity will not perform the Retained Duties, which will be retained and performed by the Applicable Wells Fargo Entity.  Under the definition thereof, Retained Duties generally include the Applicable Wells Fargo Entity’s duties set forth in a Corporate Trust Contract related to account bank, depositary / depository, depository agent, eligible lender trustee, master servicer, backup advancing agent, trustee (or other similar role), buyer, financial institution, or lender roles, in each case, to the extent that (a) any such role is required to be performed by a deposit-taking institution and no Applicable Computershare Entity is eligible to serve in such role, (b) any such role would require the Applicable Computershare Entity to fund or originate loans or other extensions of credit (except for any advancing obligations per the terms of the Corporate Trust Contract), or (c) with respect to any role requiring the Applicable Wells Fargo Entity to make backup advances, the Applicable Computershare Entity could not perform such role without causing a rating agency to downgrade (or place on watch for downgrade) the rating assigned to the securities issued pursuant to the related Corporate Trust Contract.  With respect to the backup advancing Retained Duty described in clause (c) in the preceding sentence, Exhibit A to the Servicing Agreement sets forth backup advancing procedures that the Applicable Computershare Entity and the Applicable Wells Fargo Entity will follow for any required backup advance under a Serviced Corporate Trust Contract.

For more detail, see the definition of “Retained Duties” in section 2.1 of the Servicing Agreement, section 3.10 of the Servicing Agreement, and Exhibit A to the Servicing Agreement.

Servicing Standard.  The Servicing Agreement requires the Applicable Computershare Entity to perform the Serviced Duties under a Serviced Corporate Trust Contract as though it were a direct party to such contract (a) in compliance with the terms of the applicable Serviced Corporate Trust Contract, including any standard of care set forth therein, (b) in compliance with applicable law, and (c) consistent with (and with a standard of care no less than) its own practices in servicing its own corporate trust business.

See section 3.5 of the Servicing Agreement for more detail.

Parent Guaranty.  Computershare Ltd, the parent of Computershare Trust Company and CDTC, is the Guarantor under the Servicing Agreement, and absolutely, unconditionally, and irrevocably guarantees for the benefit of the Applicable Wells Fargo Entities each and every covenant, agreement and other obligation of Computershare Trust Company and CDTC under the Servicing Agreement.  The Applicable Wells Fargo Entities are entitled to enforce such obligations directly against Computershare Ltd.

See section 9.5 of the Servicing Agreement for more detail.

Compensation & Expenses.  The Applicable Computershare Entity is entitled under the Servicing Agreement to receive all fees, compensation, reimbursement for expenses and other income related to the Serviced Appointments payable to or otherwise received by the Applicable Wells Fargo Entity pursuant to the Serviced Corporate Trust Contracts.  The right of the Applicable Computershare Entity to receive all such fees, compensation, reimbursement for expenses and other income will terminate upon the earlier of (a) the date on which such Serviced Appointment is no longer subject to the Servicing Agreement, or (b) the termination of the Servicing Agreement.

Except as otherwise provided in the Servicing Agreement, the Applicable Computershare Entity is generally responsible under the Servicing Agreement to pay its own expenses and costs allocable to all aspects of performing Serviced Duties.  The Servicing Agreement generally authorizes the Applicable Computershare Entity to exercise any of the Applicable Wells Fargo Entity’s rights under a Serviced Corporate Trust Contract related to a Serviced Appointment to any refunds, claims, causes of action, indemnity, contribution, reimbursement rights of set off and rights of recoupment recoverable from or against any third party, the Trust Assets or otherwise (including rights to insurance proceeds and rights under and pursuant to all warranties, representations and guarantees).

See section 4 of the Servicing Agreement for more detail.

Termination of Serviced Duties for a Serviced Corporate Trust Contract.  The Servicing Agreement provides that the Applicable Computershare Entity’s Serviced Duties under the Servicing Agreement terminate for any Serviced Corporate Trust Contract at the “Appointment Expiration Time,” which generally means the time that the Applicable Wells Fargo Entity’s obligations under any Serviced Appointment are terminated or of no further force and effect, including upon the (a) valid termination or removal of the Applicable Wells Fargo Entity from all Corporate Trust Capacities with respect to a Serviced Appointment, or (b) with the prior consent of the Applicable Computershare Entity, the resignation by, assignment by, or succession of the Applicable Wells Fargo Entity from all Corporate Trust Capacities with respect to a Serviced Appointment.

See section 3.7 of the Servicing Agreement for more detail.

Termination of Servicing Agreement.  The Servicing Agreement terminates upon the first to occur of (a) the date the parties mutually agree to terminate the Servicing Agreement, (b) the last Serviced Appointment is terminated, matured or expired under the terms of the applicable Serviced Corporate Trust Contract and all trust assets in respect thereof have been fully distributed, (c) the Applicable Wells Fargo Entity transfers the last Serviced Appointment to the Applicable Computershare Entity, (d) the Applicable Wells Fargo Entity has resigned from the last Serviced Appointment if permitted under Section 7.2 of the Servicing Agreement, and (e) the Applicable Wells Fargo Entity is removed from the Appointment or the Applicable Wells Fargo Entity is terminated in accordance with the Servicing Agreement, the applicable Serviced Corporate Trust Contract, or any other agreement between the parties to the Servicing Agreement.

The Applicable Computershare Entity has the right to instruct the Applicable Wells Fargo Entity to execute documents whereby the Applicable Wells Fargo Entity resigns from any Corporate Trust Capacity appointing a successor under the Serviced Appointments.

The Applicable Wells Fargo Entity can elect to terminate the Servicing Agreement in the event that the remaining Serviced Appointments have generated LTM Fee Revenue that is less than 5% of the aggregate fee revenue generated by all Serviced Appointments as of January 1, 2024 in the twelve-month period prior to January 1, 2024.  Under the Servicing Agreement, “LTM Fee Revenue” means the fee revenue (excluding net interest income but including money market fund fees) generated by all remaining Serviced Appointments in the last full twelve-month period prior to the time the Applicable Wells Fargo Entity elects to exercise the termination right described in the preceding sentence.

The Applicable Wells Fargo Entities have a right to terminate the Servicing Agreement with respect to a specific Serviced Appointment(s) in the event of certain “Major Defaults” by the Applicable Computershare Trust Companies following Computershare’s failure to remediate the Major Default.  The Applicable Wells Fargo Entities may also terminate the Servicing Agreement upon the Applicable Computershare Entity’s insolvency or pursuant to applicable laws.

See section 7 of the Servicing Agreement and section II of Annex A to the Servicing Agreement for more detail.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 99.1		Second Amended And Restated Servicing Agreement, dated as of October 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequoia Residential Funding, Inc. (Depositor)

/s/ Jeremy P. Strom
Jeremy P. Strom, President & Senior Officer in Charge of Securitization

Date: November 4, 2021